EXHIBIT 10.8

[Employees (other than CEO)]

NEWELL RUBBERMAID INC. 2003 STOCK PLAN

STOCK OPTION AGREEMENT

     A Stock Option (the “Option”) granted by Newell Rubbermaid Inc., a Delaware corporation (the “Company”), to the employee named in the attached Option letter (the “Optionee”), for common stock, par value $1.00 per share and related preferred stock purchase rights (the “Common Stock”), of the Company, shall be subject to the following terms and conditions:

     1. Stock Option Grant. Subject to the provisions set forth herein and the terms and conditions of the Newell Rubbermaid Inc. 2003 Stock Plan (the “Plan”), a copy of which is attached hereto and the terms of which are hereby incorporated by reference, and in consideration of the agreements of the Optionee herein provided, the Company hereby grants to the Optionee an Option to purchase from the Company the number of shares of Common Stock, at the purchase price per share, and on the schedule, set forth in the attached Option letter. Any Incentive Stock Option is intended to be an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986.

     2. Acceptance by Optionee. The exercise of the Option is conditioned upon its acceptance by the Optionee in the space provided therefor at the end of the attached Option letter and the return of an executed copy of such Option letter to the Secretary of the Company no later than 60 days after the Date of Grant set forth therein or, if later, 30 days after the Optionee receives this Agreement.

     3. Exercise of Option. Written notice of an election to exercise any portion of the Option shall be given by the Optionee, or his personal representative in the event of the Optionee’s death, in accordance with procedures established by the Organizational Development and Compensation Committee of the Board of Directors of the Company (the “Committee”) as in effect at the time of such exercise.

     At the time of exercise of the Option, payment of the purchase price for the shares of Common Stock with respect to which the Option is exercised must be made by one or more of the following methods: (i) in cash, (ii) in cash received from a broker-dealer to whom the Optionee has submitted an exercise notice and irrevocable instructions to deliver the purchase price to the Company from the proceeds of the sale of shares subject to the Option, (iii) by delivery to the Company of other Common Stock owned by the Optionee that is acceptable to the Company, valued at its fair market value on the date of exercise, or (iv) by certifying to ownership by attestation of such previously owned Common Stock. Notwithstanding the foregoing, the payment method specified in (ii) above may not be used by an Optionee who is subject to Section 16 of the Securities Exchange Act of 1934 unless otherwise approved by the Committee.

     If applicable, an amount sufficient to satisfy all minimum Federal, state and local withholding tax requirements prior to delivery of any certificate for shares of Common Stock must also accompany the exercise. Payment of such taxes can be made by a method specified above, and/or by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of the Option with a fair market value equal to the amount of tax to be withheld.

     4. Exercise Upon Termination of Employment. If the Optionee’s employment with the Company and all affiliates terminates for any reason other than death, disability or retirement, the Option shall expire on the date of such termination, and no portion shall be exercisable after the date of such termination.

     In the event of the Optionee’s death, disability or retirement during employment with the Company or any affiliate, the outstanding portion of the Option shall become fully vested on such date and shall continue to be exercisable until the earlier of the first anniversary of the date of the Optionee’s death, disability or retirement, or the date the Option expires by its terms. For this purpose (i) “disability” means (as determined by the Committee in its sole discretion) the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or disability or which has lasted or can be expected to last for a continuous period of not less than 12 months, and (ii) “retirement” means the Optionee’s termination from employment with the Company and all affiliates without cause (as determined by the Committee in its sole discretion) when the Optionee is 65 or older. (Full vesting of an Incentive Stock Option may result in all or part of the Option being treated as a Non-Qualified Stock Option in accordance with Section 8.4 of the Plan.)

     The foregoing provisions of this Section 4 shall be subject to the provisions of any written employment security agreement or severance agreement that has been or may be executed by the Optionee and the Company, and the provisions in such employment security agreement or severance agreement concerning exercise of an Option shall supercede any inconsistent or contrary provision of this Section 4.

     5. Option Not Transferable. The Option may be exercised only by the Optionee during his lifetime and may not be transferred other than by will or the applicable laws of descent or distribution or pursuant to a qualified domestic relations order. The Option shall not otherwise be assigned, transferred, or pledged for any purpose whatsoever and is not subject, in whole or in part, to attachment, execution or levy of any kind. Any attempted assignment, transfer, pledge, or encumbrance of the Option, other than in accordance with its terms, shall be void and of no effect.

     6. Surrender of or Changes to Agreement. In the event the Option shall be exercised in whole, this Agreement shall be surrendered to the Company for cancellation. In the event this Option shall be exercised in part or a change in the number of designation of the shares of Common Stock shall be made, this Agreement shall be delivered by the Optionee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the change in the number or designation of such shares.

     7. Administration. The Option shall be exercised in accordance with such administrative regulations as the Committee shall from time to time adopt.

     8. Governing Law. This Agreement, and the Option, shall be construed, administered and governed in all respects under and by the laws of the State of Delaware.

     IN WITNESS WHEREOF, this Agreement is executed by the Company this ___day of ___, ___, effective as of the ___day of ___, ___.

NEWELL RUBBERMAID INC.
By:

[CEO]

NEWELL RUBBERMAID INC. 2003 STOCK PLAN

STOCK OPTION AGREEMENT

     A Stock Option (the “Option”) granted by Newell Rubbermaid Inc., a Delaware corporation (the “Company”), to the employee named in the attached Option letter (the “Optionee”), for common stock, par value $1.00 per share and related preferred stock purchase rights (the “Common Stock”), of the Company, shall be subject to the following terms and conditions:

     1. Stock Option Grant. Subject to the provisions set forth herein and the terms and conditions of the Newell Rubbermaid Inc. 2003 Stock Plan (the “Plan”), a copy of which is attached hereto and the terms of which are hereby incorporated by reference, and in consideration of the agreements of the Optionee herein provided, the Company hereby grants to the Optionee an Option to purchase from the Company the number of shares of Common Stock, at the purchase price per share, and on the schedule, set forth in the attached Option letter. Any incentive stock option is intended to be an incentive stock option within the meaning of Section 422A of the Internal Revenue Code of 1986.

     2. Acceptance by Optionee. The exercise of the Option is conditioned upon its acceptance by the Optionee in the space provided therefor at the end of the attached Option letter and the return of an executed copy of such Option letter to the Secretary of the Company no later than 60 days after the Date of Grant set forth therein or, if later, 30 days after the Optionee receives this Agreement.

     3. Exercise of Option. Written notice of an election to exercise any portion of the Option shall be given by the Optionee, or his personal representative in the event of the Optionee’s death, in accordance with procedures established by the Organizational Development and Compensation Committee of the Board of Directors of the Company (the “Committee”), as in effect at the time of such exercise.

     At the time of exercise of the Option, payment of the purchase price for the shares of Common Stock with respect to which the Option is exercised must be made by one or more of the following methods: (i) in cash, (ii) in cash received from a broker-dealer to whom the Optionee has submitted an exercise notice and irrevocable instructions to deliver the purchase price to the Company from the proceeds of the sale of shares subject to the Option, (iii) by delivery to the Company of other Common Stock owned by the Optionee that is acceptable to the Company, valued at its fair market value on the date of exercise, or (iv) by certifying to ownership by attestation of such previously owned Common Stock.

     If applicable, an amount sufficient to satisfy all minimum Federal, state and local withholding tax requirements prior to delivery of any certificate for shares of Common Stock must also accompany the exercise. Payment of such taxes can be made by a method specified above, and/or by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of the Option with a fair market value equal to the amount of tax to be withheld.

     4. Exercise Upon Termination of Employment. If the Optionee’s employment with the Company and all affiliates terminates for any reason other than death, disability or retirement (as defined below), and in connection therewith the Optionee’s service on the Board terminates, the Option shall expire on the date of such termination of employment, and no portion shall be exercisable after the date of such termination.

     In the event of the Optionee’s death or disability during employment with the Company or any affiliate, or in the event of the Optionee’s retirement and in connection therewith his service on the Board terminates, the outstanding portion of the Option shall become fully vested on such date and shall continue to be exercisable until the earlier of the first anniversary of the date of the Optionee’s death, disability or retirement, or the date the Option expires by its terms.

     In the event the Optionee’s employment with the Company and all affiliates terminates for any reason other than death, disability or retirement, and the Optionee’s service on the Board continues thereafter, the Option shall continue to vest and remain exercisable in accordance with the Option letter. If the Optionee’s service on the Board subsequently terminates, then (i) if termination is due to retirement, the Option shall continue to vest and remain exercisable in the same manner and to the same extent as if the Optionee had continued his service on the Board, (ii) if the termination is due to death or disability, the outstanding portion of the Option shall become fully vested on such date and shall continue to be exercisable until the earlier of the first anniversary of the date of the Optionee’s death or disability, and (iii) if the termination is for any reason other than death, disability or retirement, the Option shall expire on the date of such termination of service, and no portion shall be exercisable after the date of such termination.

     For purposes of this Section 4, (i) “disability” means (as determined by the Committee in its sole discretion) the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or disability or which has lasted or can be expected to last for a continuous period of not less than 12 months, and (ii) “retirement” means (A) while the Optionee is employed, the Optionee’s termination from employment with the Company and all affiliates without cause (as determined by the Committee in its sole discretion) when the Optionee is 65 or older; or (B) while the Optionee is a non-employee Director, retirement in accordance with the Company’s retirement policy for Directors.

     The foregoing provisions of this Section 4 shall be subject to the provisions of any written employment security agreement or severance agreement that has been or may be executed by the Optionee and the Company, and the provisions in such employment security agreement or severance agreement concerning exercise of an Option shall supercede any inconsistent or contrary provisions of this Section 4.

     5. Option Not Transferable. The Option may be exercised only by the Optionee during his lifetime and may not be transferred other than by will or the applicable laws of descent or distribution or pursuant to a qualified domestic relations order. The Option shall not otherwise be assigned, transferred, or pledged for any purpose whatsoever and is not subject, in whole or in part, to attachment, execution or levy of any kind. Any attempted assignment, transfer, pledge, or encumbrance of the Option, other than in accordance with its terms, shall be void and of no effect.

     6. Surrender of or Changes to Agreement. In the event the Option shall be exercised in whole, this Agreement shall be surrendered to the Company for cancellation. In the event this Option shall be exercised in part or a change in the number of designation of the shares of Common Stock shall be made, this Agreement shall be delivered by the Optionee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the change in the number or designation of such shares.

     7. Administration. The Option shall be exercised in accordance with such administrative regulations as the Organizational Development and Compensation Committee of the Board of Directors of the Company (the “Committee”) shall from time to time adopt.

     8. Governing Law. This Agreement, and the Option, shall be construed, administered and governed in all respects under and by the laws of the State of Delaware.

     IN WITNESS WHEREOF, this Agreement is executed by the Company this ___day of ___, ___, effective as of the ___day of ___, ___.

NEWELL RUBBERMAID INC.
By:

[Non-Employee Directors]

NEWELL RUBBERMAID INC. 2003 STOCK PLAN

STOCK OPTION AGREEMENT

     A Non-Qualified Stock Option (the “Option”) granted by Newell Rubbermaid Inc., a Delaware corporation (the “Company”), to the non-employee director named in the attached Award letter (the “Optionee”), for common stock, par value $1.00 per share and related preferred stock purchase rights (the “Common Stock”), of the Company, shall be subject to the following terms and conditions:

     1. Stock Option Grant. Subject to the provisions set forth herein and the terms and conditions of the Newell Rubbermaid Inc. 2003 Stock Plan (the “Plan”), a copy of which is attached hereto and the terms of which are hereby incorporated by reference, and in consideration of the agreements of the Optionee herein provided, the Company hereby grants to the Optionee a Non-Qualified Stock Option, to purchase from the Company the number of shares of Common Stock, at the purchase price per share, and on the schedule, set forth in the attached Award letter.

     2. Acceptance by Optionee. The exercise of the Option is conditioned upon its acceptance by the Optionee in the space provided therefor at the end of the attached Award letter and the return of an executed copy of such Award letter to the Secretary of the Company no later than 60 days after the Date of Grant set forth therein or, if later, 30 days after the Optionee receives this Agreement.

     3. Exercise of Option. Written notice of an election to exercise any portion of the Option shall be given by the Optionee, or his personal representative in the event of the Optionee’s death, in accordance with procedures established by the Organizational Development and Compensation Committee of the Board of Directors of the Company (the “Committee”) as in effect at the time of such exercise.

     At the time of exercise of the Option, payment of the purchase price for the shares of Common Stock with respect to which the Option is exercised must be made by one or more of the following methods: (i) in cash, (ii) in cash received from a broker-dealer to whom the Optionee has submitted an exercise notice and irrevocable instructions to deliver the purchase price to the Company from the proceeds of the sale of shares subject to the Option, (iii) by delivery to the Company of other Common Stock owned by the Optionee that is acceptable to the Company, valued at its fair market value on the date of exercise, or (iv) by certifying to ownership by attestation of such previously owned Common Stock. Notwithstanding the foregoing, the payment method specified in (ii) above may not be used by an Optionee who is subject to Section 16 of the Securities Exchange Act of 1934 unless otherwise approved by the Committee.

     If applicable, an amount sufficient to satisfy all minimum Federal, state and local withholding tax requirements prior to delivery of any certificate for shares of Common Stock must also accompany the exercise. Payment of such taxes can be made by a method specified above, and/or by directing the Company to withhold such number of shares of Common Stock otherwise issuable upon exercise of the Option with a fair market value equal to the amount of tax to be withheld.

     4. Exercise Upon Termination of Service on the Board. If the Optionee’s service on the Board terminates for any reason other than death, disability or retirement as described below, the Option shall expire on the date of such termination of service, and no portion shall be exercisable after the date of such termination.

     In the event of the Optionee’s death or disability while serving on the Board, the outstanding portion of the Option shall become fully vested on such date and shall continue to be exercisable until the earlier of the first anniversary of the date of the Optionee’s death or disability, or the date the Option expires by its terms. For this purpose “disability” means (as determined by the Committee in its sole discretion) the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or disability or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     If the Optionee’s service on the Board terminates due to the Optionee’s retirement in accordance with the Company’s retirement policy for Directors, the Option shall continue to vest and remain exercisable in the same manner and to the same extent as if the Optionee had continued his service on the Board during such period.

     5. Option Not Transferable. The Option may be exercised only by the Optionee during his lifetime and may not be transferred other than by will or the applicable laws of descent or distribution or pursuant to a qualified domestic relations order. The Option shall not otherwise be assigned, transferred, or pledged for any purpose whatsoever and is not subject, in whole or in part, to attachment, execution or levy of any kind. Any attempted assignment, transfer, pledge, or encumbrance of the Option, other than in accordance with its terms, shall be void and of no effect.

     6. Surrender of or Changes to Agreement. In the event the Option shall be exercised in whole, this Agreement shall be surrendered to the Company for cancellation. In the event this Option shall be exercised in part or a change in the number of designation of the shares of Common Stock shall be made, this Agreement shall be delivered by the Optionee to the Company for the purpose of making appropriate notation thereon, or of otherwise reflecting, in such manner as the Company shall determine, the change in the number or designation of such shares.

     7. Administration. The Option shall be exercised in accordance with such administrative regulations as the Committee shall from time to time adopt.

     8. Governing Law. This Agreement, and the Option, shall be construed, administered and governed in all respects under and by the laws of the State of Delaware.

     IN WITNESS WHEREOF, this Agreement is executed by the Company this ___day of ___, ___, effective as of the ___day of ___, ___.

NEWELL RUBBERMAID INC.
By:

[Employees]

NEWELL RUBBERMAID INC. 2003 STOCK PLAN

RESTRICTED STOCK AWARD AGREEMENT

     A Restricted Stock Award (the “Award”) granted by Newell Rubbermaid Inc., a Delaware corporation (the “Company”), to the employee named in the attached Award letter (the “Grantee”), of common stock, par value $1.00 per share and related preferred stock purchase rights (the “Common Stock”), of the Company, shall be subject to the following terms and conditions and the provisions of the Newell Rubbermaid Inc. 2003 Stock Plan (the “Plan”), a copy of which is attached hereto and the terms of which are hereby incorporated by reference:

     1. Acceptance by Grantee. The receipt of the Award is conditioned upon its acceptance by the Grantee in the space provided therefor at the end of the attached Award letter and the return of an executed copy of such Award letter to the Secretary of the Company no later than 60 days after the Award Date set forth therein or, if later, 30 days after the Grantee receives this Agreement.

     2. Transfer Restrictions. None of the shares of Common Stock subject to the Award (“Award Shares”) shall be sold, assigned, pledged or otherwise transferred, voluntarily or involuntarily, by the Grantee (or his estate or personal representative, as the case may be), until such restrictions lapse in accordance with Sections 3 and 4 below.

     3. Lapse of Restrictions. The restrictions set forth in Section 2 above shall lapse on the third anniversary of the Award Date with respect to all of the Award Shares.

     4. Death or Disability. To the extent the restrictions set forth in Section 2 have not lapsed in accordance with Section 3, (a) in the event that the Grantee’s employment with the Company and all affiliates terminates due to the Grantee’s death, such restrictions shall lapse on the date of such termination; and (b) in the event that the Grantee’s employment with the Company and all affiliates terminates due to the Grantee’s disability, such restrictions shall lapse on the earlier of the third anniversary of the Award Date or the Grantee’s death. For this purpose “disability” means (as determined by the Committee in its sole discretion) the inability of the Grantee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or disability or which has lasted or can be expected to last for a continuous period of not less than 12 months.

     5. Forfeiture. Subject to the next following sentence, the Award shall be forfeited to the Company upon the Grantee’s termination of employment with the Company and all affiliates for any reason other than the Grantee’s death or disability (as described in Section 4 above) that occurs prior to the date the restrictions lapse as provided in Section 3 above. The foregoing provisions of this Section 5 shall be subject to the provisions of any written employment security agreement or severance agreement that has been or may be executed by the Grantee and the Company, and the provisions in such employment security agreement or severance agreement concerning the lapse of restrictions of an Award in connection with the Grantee’s termination of employment shall supercede any inconsistent or contrary provision of this Section 5.

     6. Withholding Taxes. If applicable, the Grantee shall pay to the Company an amount sufficient to satisfy all minimum Federal, state and local withholding tax requirements prior to the delivery of any certificate for Award Shares. Payment of such taxes may be made by a method specified in the Plan and approved by the Committee.

     7. Rights as Stockholder. The Grantee shall be entitled to all of the rights of a stockholder of the Company with respect to the Award Shares, including the right to vote such shares and to receive dividends and other distributions payable with respect to such Award Shares from the Award Date.

     8. Share Delivery. Delivery of the Award Shares will be by book-entry credit to an account in the Grantee’s name established by the Company with the Company’s transfer agent. On the date the restrictions lapse with respect to the Award, and provided that the Grantee has complied with all obligations and conditions set forth in the Plan and this Agreement, the Company shall, upon written request from the Grantee (or his estate or personal representative, as the case may be), issue certificates in the name of the Grantee (or his estate or personal representative) representing such Award Shares.

     9. Section 83(b) Election. The Grantee may make an election pursuant to Section 83(b) of the Internal Revenue Code to recognize income with respect to the Award Shares before the restrictions lapse, by filing such election with the Internal Revenue Service within 30 days of the Award Date and providing a copy of that filing to the Company.

     10. Administration. The Award shall be administered in accordance with such regulations as the Organizational Development and Compensation Committee of the Board of Directors of the Company (the “Committee”) shall from time to time adopt.

     11. Governing Law. This Agreement, and the Award, shall be construed, administered and governed in all respects under and by the laws of the State of Delaware.

     IN WITNESS WHEREOF, this Agreement is executed by the Company this ___th day of ___, ___, effective as of the ___day of ___, ___.

NEWELL RUBBERMAID INC.
By:

[Non-Employee Directors]

NEWELL RUBBERMAID INC. 2003 STOCK PLAN

RESTRICTED STOCK AWARD AGREEMENT

     A Restricted Stock Award (the “Award”) granted by Newell Rubbermaid Inc., a Delaware corporation (the “Company”), to the non-employee director named in the attached Award letter (the “Grantee”), of common stock, par value $1.00 per share and related preferred stock purchase rights (the “Common Stock”), of the Company, shall be subject to the following terms and conditions and the provisions of the Newell Rubbermaid Inc. 2003 Stock Plan (the “Plan”), a copy of which is attached hereto and the terms of which are hereby incorporated by reference:

     1. Acceptance by Grantee. The receipt of the Award is conditioned upon its acceptance by the Grantee in the space provided therefore at the end of the attached Award letter and the return of an executed copy of such Award letter to the Secretary of the Company no later than 60 days after the Award Date set forth therein or, if later, 30 days after the Grantee receives this Agreement.

     2. Transfer Restrictions. None of the shares of Common Stock subject to the Award (“Award Shares”) shall be sold, assigned, pledged or otherwise transferred, voluntarily or involuntarily, by the Grantee (or his personal estate or personal representative, as the case may be), until such restrictions lapse in accordance with Sections 3 and 4 below.

     3. Lapse of Restrictions. The restrictions set forth in Section 2 above shall lapse on the third anniversary of the Award Date with respect to all of the Award Shares.

     4. Termination of Service on the Board. To the extent the restrictions set forth in Section 2 have not lapsed in accordance with Section 3, (a) in the event that the Grantee’s service on the Board terminates due to his death such restrictions shall lapse on the date of such termination; and (b) in the event the Grantee’s service on the Board terminates due to his disability or retirement (as described herein), such restrictions shall lapse on the earlier of the third anniversary of the Award Date or the Grantee’s death. For this purpose (i) “disability” means (as determined by the Committee in its sole discretion) the inability of the Grantee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or disability or which has lasted or can be expected to last for a continuous period of not less than 12 months; and (ii) “retirement” means the Grantee’s retirement in accordance with the Company’s retirement policy for Directors.

     5. Forfeiture. The Award shall be forfeited to the Company upon the Grantee’s termination of service on the Board for any reason other than the Grantee’s death, disability or retirement (as defined in Section 4 above) that occurs prior to the date the restrictions lapse as provided in Section 3 above.

     6. Withholding Taxes. If applicable, the Grantee shall pay to the Company an amount sufficient to satisfy all minimum Federal, state and local withholding tax requirements prior to the delivery of any certificate for Award Shares. Payment of such taxes may be made by a method specified in the Plan and approved by the Committee.

     7. Rights as Stockholder. The Grantee shall be entitled to all of the rights of a stockholder of the Company with respect to the Award Shares, including the right to vote such shares and to receive dividends and other distributions payable with respect to such Award Shares from the Award Date.

     8. Share Delivery. Delivery of the Award Shares will be by book-entry credit to an account in the Grantee’s name established by the Company with the Company’s transfer agent. On the date the restrictions lapse with respect to the Award, and provided that the Grantee has complied with all obligations and conditions set forth in the Plan and this Agreement, the Company shall, upon written request from the Grantee (or his estate or personal representative, as the case may be), issue certificates in the name of the Grantee (or his estate or personal representative) representing such Award Shares.

     9. Section 83(b) Election. The Grantee may make an election pursuant to Section 83(b) of the Internal Revenue Code to recognize income with respect to the Award Shares before the restrictions lapse, by filing such election with the Internal Revenue Service within 30 days of the Award Date and providing a copy of that filing to the Company.

     10. Administration. The Award shall be administered in accordance with such regulations as the Organizational Development and Compensation Committee of the Board of Directors of the Company (the “Committee”) shall from time to time adopt.

     11. Governing Law. This Agreement, and the Award, shall be construed, administered and governed in all respects under and by the laws of the State of Delaware.

     IN WITNESS WHEREOF, this Agreement is executed by the Company this ___day of ___, ___, effective as of the ___day of ___, ___.

NEWELL RUBBERMAID INC.
By: